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                                                                   EXHIBIT 10.15


                              SERIES D PREFERRED
                              ------------------
                           STOCK PURCHASE AGREEMENT
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          THIS SERIES D PREFERRED STOCK PURCHASE AGREEMENT is made as of
November 1, 1999, by and between CacheFlow Inc., a Delaware corporation (the "Company"), and The Andreessen 1996 Living Trust (the "Investor.")

          THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.   Purchase and Sale of Stock.
               --------------------------

               1.1  Sale and Issuance of Series D Preferred Stock.  Subject to
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the terms and conditions of this Agreement, the Company agrees to sell and issue to Investor 280,953 shares of the Company's Series D Preferred Stock (the "Stock") for an aggregate purchase price of $3,090,483. The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the "Restated Certificate"). The rights,
                   ---------
preferences and privileges of the Series D Preferred Stock will be as stated in the Restated Certificate.

               1.2  Closing.  The purchase and sale of the Stock shall take
                    -------
place at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 155 Constitution Drive, Menlo Park, California, at 10:00 A.M., on November 1, 1999 (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor a certificate representing the Stock that such Investor is purchasing against payment of the purchase price therefor by check or wire transfer.

          2.   Representations and Warranties of the Company.  The Company
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hereby represents and warrants that as of the Closing:

               2.1  Organization, Good Standing and Qualification.  The Company
                    ---------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

               2.2  Authorization.  All corporate action on the part of the
                    -------------
Company necessary for the authorization, execution and delivery of this Agreement has been taken. This Agreement constitutes a valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
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               2.3  Compliance with Other Instruments.  The Company is not in
                    ---------------------------------
violation or default in any material respect of any provision of its Certificate of Incorporation or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          3.   Representations and Warranties of the Investor.  Investor hereby
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represents and warrants that:

               3.1  Authorization.  This Agreement constitutes a valid and
                    -------------
legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

               3.2  Purchase Entirely for Own Account.  This Agreement is made
                    ---------------------------------
with the Investor in reliance upon the Investor's representation to the Company, which by Investor's execution of this Agreement the Investor hereby confirms, that the Stock to be received by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock.

               3.3  Disclosure of Information.  The Investor believes it as
                    -------------------------
received all the information he considers necessary or appropriate for deciding whether to purchase the Stock. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Stock and the business, properties, prospects and financial condition of the Company.

               3.4  Investment Experience.  The Investor is an investor in
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securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock.

                                       2
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               3.5  Accredited Investor.  The Investor is an "accredited
                    -------------------
investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

               3.6  Restricted Securities.  The Investor understands that the
                    ---------------------
Stock it is purchasing is characterized as "restricted securities" under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Stock may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act") only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

               3.7  Further Limitations on Disposition.  Without in any way
                    ----------------------------------
limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Stock unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and Section 5.2 hereof provided and to the extent such sections are then applicable, and:

                    (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    (b) (i) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

               3.8  Legends.  It is understood that the certificates evidencing
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the Stock may bear one or all of the following legends:

                    (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                    (b) "The securities represented by this certificate are subject to sale, transfer and other restrictions in connection with the Company's filing of a registration statement under the Securities Act of 1933, as amended."

                    (c) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

                                       3
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          4.   California Commissioner of Corporations.  THE SALE OF THE
               ---------------------------------------
SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          5.   Miscellaneous.
               -------------

               5.1  Survival of Warranties.  The warranties, representations
                    ----------------------
and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

               5.2  "Market Stand-Off" Agreement.  In connection with the
                    ----------------------------
initial underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Investor shall not, without the prior written consent of the Company's managing underwriter, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock (whether such shares or any such securities are then owned by the Investor or are thereafter acquired) (collectively, "Common Stock"), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Common Stock subject to the Market Stand-Off, or into which such Common Stock thereby becomes convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection 5.2. This Subsection 5.2 shall not apply to Common Stock registered in the public offering under the Securities Act or to shares acquired after the offering in the public market in a broker transaction.

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               5.3  Successors and Assigns.  Except as otherwise provided
                    ----------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               5.4  Governing Law.  This Agreement shall be governed by and
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construed in accordance with the laws of the State of California as such laws are applied to contracts entered into and to be performed entirely within such State.

               5.5  Counterparts.  This Agreement may be executed in two or
                    ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               5.6  Titles and Subtitles.  The titles and subtitles used in
                    --------------------
this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               5.7  Notices.  Unless otherwise provided, any notice required or
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permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

               5.8  Expenses.  If any action at law or in equity is necessary
                    --------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               5.9  Amendments and Waivers.  Any term of this Agreement may be
                    ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issuable or issued upon conversion of the Series D Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

               5.10  Severability.  If one or more provisions of this Agreement
                     ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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               5.11  Entire Agreement.  This Agreement and the documents
                     ----------------
referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                                       6
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          IN WITNESS WHEREOF, the parties have executed this Series D Preferred
Stock Purchase Agreement as of the date first above written.


                                       CACHEFLOW INC.



                                       By: /s/ Brian NeSmith
                                          ------------------------------
                                          Brian NeSmith
                                          President

                             Address:  650 Almanor Avenue
                                       Sunnyvale, California  94086





         Signature Page to Series D Preferred Stock Purchase Agreement
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                                       INVESTOR:

                                       THE ANDREESSEN 1996 LIVING TRUST


                                       By: /s/ Marc Andreessen
                                          ------------------------------
                                          Marc Andreessen


                             Address:_____________________________________
                                     _____________________________________
                                     _____________________________________



         Signature Page to Series D Preferred Stock Purchase Agreement
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                                   Exhibit A
                                   ---------

               Amended and Restated Certificate of Incorporation